                                                                   EXHIBIT 10.9

                                     LEASE


     THIS LEASE, dated the 1st day of November, 1994 between JOHN AND DORIS LAWRENCE, hereinafter referred to as the Landlord, and LAKE FOREST BANK & TRUST CO., hereinafter referred to as the Tenant.

                              W I T N E S S E T H:

     That the Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord for the term and upon the rentals hereinafter specified, the premises described as follows, situated in
the                      of                      County of Lake and State of
Illinois, commonly known as 103 E. Scranton, Lake Bluff, Illinois 60044 (as more fully described in Exhibit A, incorporated by this reference.)

     TERM. The term of this demise shall be for five (5) years beginning November 1, 1994 and ending October 31, 1999.

     RENT.  The rent for the demised term shall be
($               ), which shall
accrue at the yearly rate of Eighteen ($18.00) Dollars per rentable square foot annually as adjusted pursuant to the riders to this lease, Exhibit C and Exhibit D which is incorporated by this reference.

     PAYMENT OF RENT. The said rent is to be payable monthly in advance on the first day of each calendar month for the term hereof, in installments as follows:

            1/12 of the annual rent; prorated for any partial months, plus any adjustments.

at the office of the Landlord at the Premises or as may be otherwise directed by the Landlord in writing.

              THE ABOVE LETTING IS UPON THE FOLLOWING CONDITIONS:

     1. The Landlord covenants that the Tenant, on paying the said rental and performing the covenants and conditions in this Lease contained, shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid.

     2. The Tenant covenants and agrees to use the demised premises as a banking facility and agrees not to use or permit the premises to be used for any other purpose without the prior written consent of the Landlord endorsed hereon, which shall not be unreasonably withheld.

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     3.  The Tenant shall, without any previous demand therefor, pay to the
Landlord, or its agent, the said rent at the times and in the manner above provided. In the event of the non-payment of said rent, or any installment thereof, at the times and in the manner above provided, and if the same shall be unpaid for five days after written notice or if the Tenant shall, in addition to all rights and remedies at law, be dispossessed for non-payment of rent, or if the leased premises shall be deserted or vacated, the Landlord or its agents shall have the right to and may enter the said premises as the agent of the Tenant, either by force or otherwise, without being liable for any prosecution or damages therefor, and may relet the premises as the agent of the Tenant, and receive the rent therefor, upon such terms as shall be satisfactory to the Landlord, and all rights of the Tenant to repossess the premises under this lease shall be forfeited. Such re-entry by the Landlord shall not operate to terminate the lease or release the Tenant from any rent to be paid or covenants to be performed hereunder during the full term of this lease. For the purpose of reletting, the Landlord shall be authorized to make such repairs or alterations in or to the leased premises as may be necessary to place the same in good order and condition. The Tenant shall be liable to the Landlord for the cost of such repairs or alterations, and all expenses of such reletting including, but not limited to, tenant improvements, design costs, leasing commissions. If the sum realized or to be realized from the reletting is insufficient to satisfy the monthly or term rent provided in this lease, the Landlord, at its option, may require the Tenant to pay such deficiency month by month, or may hold the Tenant in advance for the entire deficiency to be realized during the term of the reletting. The Tenant shall not be entitled to any surplus accruing as a result of the reletting. The Landlord is hereby granted a lien, in addition to any statutory lien or right to distrain that may exist, on all personal property of the Tenant in or upon the demised premises, to secure payment of the rent and performance of the covenants and conditions of this lease. The Landlord shall have the right, as agent of the Tenant, to take possession of any furniture, fixtures or other personal property of the Tenant found in or about the premises, and sell the same at public or private sale and to apply the proceeds thereof to the payment of any monies becoming due under this lease, the Tenant hereby waiving the benefit of all laws exempting property from execution, levy and sale on distress or judgment. The Tenant agrees to pay, as additional rent, all attorney's fees and other expenses incurred by the Landlord in enforcing any of the obligations under this lease.

     4. The Tenant shall not sublet the demised premises nor any portion thereof, nor shall this lease be assigned by the Tenant without the prior written consent of the Landlord endorsed hereon, which shall not be unreasonably withheld.

     5. The Tenant has examined the demised premises, and accepts them in their present condition (except as otherwise expressly provided herein) and without any representations on the part of the Landlord or its agents as to the present or future condition of the said premises. The Tenant shall keep the demised premises in good condition, and shall redecorate, paint and renovate the said premises as may be necessary to keep them in repair and good appearance. The Tenant shall quit and surrender the premises at the end of the demised term in as good condition as the reasonable use thereof will permit. The Tenant shall not make any alterations, additions, or improvements to said premises without the prior written consent of the Landlord.

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All erections, alterations, additions and
improvements, whether temporary or permanent in character, which may be made upon the premises either by the Landlord or the Tenant, except furniture or movable trade fixtures installed at the expense of the Tenant, shall be the property of the Landlord and shall remain upon and be surrendered with the premises as a part thereof at the termination of this Lease, without compensation to the Tenant. The Tenant further agrees to keep said premises and all parts thereof in a clean and sanitary condition and free from trash, inflammable material and other objectionable matter. If this lease covers premises, all or a part of which are on the ground floor, the Tenant further agrees to keep the sidewalks in front of such ground floor portion of the demised premises clean and free of obstructions, snow and ice. SEE RIDER

     6. In the event that any mechanics' lien is filed against the premises as a result of alterations, additions or improvements made by the Tenant, the Landlord, at its option, after ten days notice to the Tenant, may terminate this lease and/or may pay the said lien, or bond the lien, in its discretion without inquiring into the validity thereof, and the Tenant shall forthwith reimburse the Landlord the total expense incurred by the Landlord in discharging the said line, as additional rent hereunder.

     7. The Tenant agrees to replace at the Tenant's expense any and all glass which may become broken in and on the demised premises.

     8. The Landlord shall not be responsible for the loss of or damage to property, or injury to persons, occurring in or about the demised premises, by reason of any existing or future condition, defect, mater or thing in said demised premises or the property of which the premises are a part, or for the acts, omissions or negligence of other persons or tenants in and about the said property. The Tenant agrees to indemnify and save the Landlord harmless from all claims and liability for losses of or damage to property, or injuries to persons occurring in or about the demised premises. Except such damage resulting directly from the negligence of the Landlord. SEE RIDER

     9. Utilities and services furnished to the demised premises for the benefit of the Tenant shall be provided and paid for as follows: water by the Landlord; gas by the Tenant; electricity by the Tenant; heat by the Tenant; refrigerators by the Tenant; hot water by the Tenant.

     The Landlord shall not be liable for any interruption or delay in any of the above services for any reason.

    10. The Landlord, or its agents, shall have the right to enter the demised premises at reasonable hours in the day or night to examine the same or to run telephone or other wires, or to make such repairs, additions or alterations as it shall deem necessary for he safety, preservation or restoration of the improvements, or for the safety or convenience of the occupants or users thereof (there being no obligation, however, on the part of the Landlord to

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make any such repairs, additions or alterations), or to exhibit the same to prospective purchasers and out upon the premises a suitable "For Sale" sign. For three months prior to the expiration of the demised term, the Landlord, or its agents, may similarly exhibit the premises to prospective tenants, and may place the usual "To Let" signs thereon.

    11. In the event of the destruction of the demised premises or the building containing the said premises by fire, explosion, the elements or otherwise during the term hereby created, or previous thereto, or such partial destruction thereof as to render the premises wholly untenantable or unfit for occupancy, or should the demised premises be so badly inured that the same cannot be repaired within ninety days from the happening of such injury, then and in such case the term hereby created shall, at the option of the Landlord, cease and become null and void from the date of such damage or destruction, and the Tenant shall immediately surrender said premises and all the Tenant's interest therein to the Landlord, and shall pay rent only to the time of such surrender, in which event the Landlord may re-enter and repossess the premises thus discharged from this lease and may remove all parties therefrom. Should the demised premises be rendered untenantable and unfit for occupancy, but yet be repairable within ninety days from the happening of such injury, the Landlord may enter and repair the same with reasonable speed, and the rent shall not accrue after said injury or while repairs are being made, but shall recommence immediately after said repairs shall be completed. But if the premises shall be so slightly injured as not to be rendered untenantable and unfit for occupancy, then the Landlord agrees to repair the same with reasonable promptness and in that case the rent accrued and accruing shall not cease or determine. The Tenant shall immediately notify the Landlord in case of fire or other damage to the premises.

    12. The Tenant agrees at its cost to observe and comply with all laws, ordinances, rules and regulations Laws of the Federal, State, County and Municipal authorities applicable to the business to be conducted by the Tenant in the demised premises and such future Laws as apply. The Tenant agrees not to do or permit anything to be done in said premises, or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on property kept therein, or which will obstruct or interfere with the rights of other tenants, or conflict with the regulations of the Fire Department or with any insurance policy upon said improvements or any part thereof. In the event of any increase in insurance premiums resulting from the Tenant's occupancy of the premises, or from any act or omission on the part of the Tenant, the Tenant agrees to pay said increase in insurance premiums on the improvements or contents thereof as additional rent.

    13. No sign, advertisement or notice shall be affixed to or placed upon any part of the demised premises by the Tenant, except in such manner, and of such size, design and color as shall be approved in advance in writing by the Landlord, which shall not be unreasonably withheld.

    14. This lease is subject and is hereby subordinated to all present and future mortgages, deeds of trust and other encumbrances affecting the demised premises or the property

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of which said premises are a part.  The Tenant agrees to
execute, at no expense to the Landlord, any instrument which may be deemed necessary or desirable by the Landlord to further effect the subordination of this lease to any such mortgage, deed of trust or encumbrance.

    15. The rules and regulations regarding the demised premises, affixed to this lease, if any, as well as any other and further reasonable rules and regulations which shall be made by the Landlord, shall be observed by the Tenant and by the Tenant's employees, agents and customers. The Landlord reserves the right to rescind any presently existing rules applicable to the demised premises, and to make such other and further reasonable rules and regulations as, in its judgment, may from time to time be desirable for the safety, care and cleanliness of the premises, and for the preservation of good order therein, which rules, when so made and notice thereof given to the Tenant, shall have the same force and effect as if originally made a part of this lease. Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by the Tenant of the demised premises.

    16. In case of violation by the Tenant of any of the covenants, agreements and conditions of this lease, or of the rules and regulations now or hereafter to be reasonably established by the Landlord, and upon failure to discontinue such violation within ten days after notice thereof given to the Tenant, this lease shall thenceforth, at the option of the Landlord, become null and void, and the Landlord may re-enter without further notice or demand. The rent in such case shall become due, be apportioned and paid on and up to the day of such re-entry, and the Tenant shall be liable for all loss or damage resulting from such violation as aforesaid. No waiver by the Landlord of any violation or breach of condition by the Tenant shall constitute or be construed as a waiver of any other violation or breach of condition, nor shall lapse of time after breach of condition by the Tenant before the Landlord shall exercise its option under this paragraph operate to defeat the right of the Landlord to declare this lease null and void and to re-enter upon the demised premises after the said breach or violation.

    17. All notices and demands, legal or otherwise, incidental to this lease, or the occupation of the demised premises, shall be in writing. If the Landlord or its agent desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy thereof by registered mail or overnight delivery, addressed to the Tenant at the demised premises, or to leave a copy thereof with a person of suitable age found on the premises, or to post a copy thereof upon the door to said premises. Notices from the Tenant to the Landlord shall be sent by registered mail or delivered to the Landlord at the place hereinbefore designated for the payment of rent, or to such party or place as the Landlord may from time to time designate in writing.

    18. It is further agreed that if at any time during the term of this lease the Tenant shall make any assignment for the benefit of creditors, or be decreed insolvent or bankrupt according to law, or if a receiver shall be appointed for the Tenant, then the Landlord may, at its option, terminate this lease, exercise of such option, terminate this lease, exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in

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charge of the liquidation of the property of the Tenant or
the Tenant's estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the Tenant, or the Tenant's estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the Tenant, or the Tenant's legal representatives.

    19. In the event that the Tenant shall remain in the demised premises after the expiration of the term of this lease without having executed a new written lease with the Landlord, such holding over shall not constitute a renewal or extension of this lease. The Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of his term, and thereupon be entitled to all the remedies against the Tenant provided by law in that situation, including twice the then applicable rent per foot or the Landlord may elect, at its option, to construe such holding over as a tenancy from month to month, subject to all the terms and conditions of this lease, except as to duration thereof, and in that event the Tenant shall pay monthly rent in advance at the rate provided herein as effective during the last month of the demised term.

    20. If the property or any part thereof wherein the demised premises are located shall be taken by public or quasi-public authority under any power of eminent domain or condemnation, this lease, at the option of the Landlord, shall forthwith terminate and the Tenant shall have no claim or interest in or to any award of damages for such taking.

    21. The Tenant has this day deposited with the Landlord the sum of $1,500.00 as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

    22. Any dispute arising under this lease shall be settled by arbitration. Then Landlord and Tenant shall each choose an arbitrator, and the two arbitrators thus chosen shall select a third arbitrator. The findings and award of the three arbitrators thus chosen shall be final and binding on the parties hereto.

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    23.   No rights are to be conferred upon the Tenant until this lease has been signed by the Landlord, and an executed copy of the lease has been delivered to the Tenant.

    24. The foregoing rights and remedies are not intended to be exclusive but as additional to all rights and remedies the Landlord would otherwise have by law.

    25. All of the terms, covenants and conditions of this lease shall inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the parties hereto. However, in the event of the death of the Tenant, if an individual, the Landlord may, at its option, terminate this lease by notifying the executor or administrator of the Tenant at the demised premises.

    26. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with the National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have ben or are affected by the war.

    27.   This instrument may not be changed orally.

    28. The invalidity of all or any portion of a provision shall not affect the enforceability of any other term or provision.

    29. A waiver of any term or condition at any time or times shall not serve as a waiver of the same or any other term or provision at any other time or times.

     IN WITNESS WHEREOF, the said Parties have hereunto set their hands and seals the day and year first above written.

                                           LANDLORD:

                                           By:_____________________________

WITNESS:

                                           TENANT:

_____________________________

                                           By:_____________________________

_____________________________


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


                                   EXHIBIT C

                                     RIDER


     THIS RIDER executed simultaneously with and incorporated in that certain Leases (the "Lease") between LAKE FOREST BANK AND TRUST COMPANY, as "Tenant" and JOHN AND DORIS LAWRENCE, as "Landlord", relating to demised premises (the "Premises"), which Premises are more fully identified in the Lease. Capitalized terms used herein, unless otherwise defined in this Rider, shall have the respective meanings ascribed to them in the Lease.

     For and in consideration of the agreement to lease the Premises and the mutual covenants contained herein and in the Lease, Landlord and Tenant hereby agree as follows:

     ADDITIONAL TERMS.

     TAXES. For each year of the Lease after 1994, the Tenant shall pay as additional rent, to the Landlord, within twenty (20) days of receipt from the Landlord of an itemized statement including copies of the tax bill payable during the then-current year of the Lease, twenty-five percent (25%) of the increase in the property taxes, assessment sand any levy implemented as a replacement or supplement of property tax, assessed the Landlord for the building in which the Premises are located, over the amount charged the Landlord in the previous year. This additional rent shall be billed as often as payments are due from the Landlord to the assessor. Tenant shall have the right, at its sole expense, at any time to contest any taxes assessed against the Premises. If Tenant chooses to so contest, it shall notify Landlord of this prior to such time as Landlord pays any such tax.

     PARKING. The Tenant is not leasing and shall not use any parking areas adjacent to the building owned by the Landlord.

     OPTION TO TERMINATE. In the event the Tenant, after using its best efforts, shall be unable to obtain regulatory approval for the operation of a bank at the Premises, the Tenant shall have the one time option, upon thirty
(30) days notice, to be exercised not more than six (6) months after commencement of the Lease, to cancel this Agreement. In the event of cancellation, Tenant forfeits the cost of any and all improvements made to the premises and, if the improvements contemplated hereunder are incomplete, the Tenant shall complete such portion of the improvements as is necessary to leave the Premises in tenantable condition.

     OPTIONS TO RENEW.  The Tenant is hereby granted, two (2) consecutive five
(5) year options to renew the Lease. The Tenant may exercise these options only by giving notice not more than nine (9) and not less than three (3) calendar months prior to the expiration of the


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then-applicable term.  The annual rent shall be increased for each renewal term by an amount to be derived by multiplying the then-current annual Rent times a fraction, the numerator of which is the CPI Index for Chicago for the then-current lease year commencing January 1, ____ and the denominator of which is the CPI Index for chicago during the year the Lease commenced. The Landlord shall notify the Tenant of the increase within sixty
(60) days after the commencement of the renewal term, and the Tenant shall pay, in a lump sum, upon receipt of the notice of the increase, any increased rent due, retroactive to the commencement of the renewal term, and shall thereafter pay, monthly, one-twelfth (1/12th) of the amount, in equal installments, of the remainder of the increased rent along with each month's rent payment. Notwithstanding any reduction in the CPI for any given Lease renewal term, the amount of the rent payable per square foot shall never decrease below the initial rent of $18.00 per foot during any renewal period.

     INSURANCE AND INDEMNIFICATION.

         (a) Tenant shall secure, pay for and maintain during the term of the Lease and/or shall cause all of Tenant's Contractors to secure, pay for and maintain insurance in the following minimum coverages and the following minimum limits of liability:

            (i) Worker's Compensation and Employer's Liability Insurance with limits of not less than $500,000.00, or such higher amounts as may be required from time to time by any Employee Benefit Acts or other statutes applicable where the work is to be performed, and in any event sufficient to protect Tenant's Contractors from liability under the aforementioned acts.

              (ii) Comprehensive General Liability Insurance (including Contractors' Protective Liability) in an amount not less than $1,000,000.00 per occurrence, whether involving bodily injury (or death resulting therefrom) or property damage liability or a combination thereof with a minimum aggregate limit of $2,000,000.00 and with umbrella coverage with limits not less than $5,000,000.00. Such insurance shall provide for explosion and collapse, completed operations coverage and broad form blanket contractual liability coverage and shall insure Tenant's Contractors against any and all claims for bodily injury, including death resulting therefrom, and damage to the property of others and arising from its operations under the contracts whether such operations are performed by Tenant's Contractors or by anyone directly or indirectly employed by any of them.

             (iii) "All-risk" builder's risk insurance upon the entire Work described in Section B of the Rider to the full insurable value thereof. This insurance shall include the interest of Landlord and Tenant (and their respective contractors and subcontractors of any tier to the extent of any insurable interest therein) in the Work and shall insure against the perils of fire and extended coverage and shall

                                      C-2
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            include "all-risk" builder's risk
            insurance for physical loss or damage including, without duplication of coverage, theft, vandalism and malicious mischief. If portions of the Work are store off the site of the Building or in transit to said site are not covered under said "all-risk" builder's risk insurance, then Tenant shall effect and maintain similar property insurance on such portions of the Work. Any loss insured under said "all-risk" builder's risk insurance is to be adjusted with Landlord and Tenant and made payable to Landlord, as trustee for the insureds, as their interests may appear.

              (iv) Standard form property insurance ("All-risk"), insuring against the perils of fire, extended coverage, special extended coverage lightning, removal, windstorm, hail, explosion, riot, riot attending strike, civil commotion, aircraft, vehicles, smoke, vandalism and malicious mischief, theft, falling objects, collapse, accidental discharge, leakage or overflow of water or steam from sprinklers, plumbing, heating, air conditioning systems or domestic appliances, tearing asunder, cracking, burning or bulging of water heaters, sudden accidental injury to electrical appliances or fixtures from artificially generated electrical current, and all risks of physical loss or damage to property covered except as expressly excluded by the policy. This insurance policy shall be upon all property owned by Tenant, for which Tenant is legally liable or that was installed at Tenant's expense, and which is located in the Building including, without limitation, furniture, fittings, installations, fixtures, other than Tenant Improvements installed by Landlord, and any other personal property, in an amount not less than ninety percent (90%) of the full replacement cost thereof. Such policy shall name Landlord and any mortgagees of Landlord as insured parties, as their respective interests may appear. Such coverage shall not have a deductible in excess of $1,000.00.

All polices (except the worker's compensation policy) shall be endorsed to include as additional insured such additional persons as Landlord may designate. The insurance policy endorsements shall also provide that all additional insured parties shall be given thirty (30) days prior written notice of any reduction, cancellation or non-renewal of coverage (except that ten (10) days notice shall be sufficient in the case of cancellation for non-payment of premium) and shall provide that the insurance coverage afforded to the additional insured parties thereunder shall be primary to any insurance carried independently by said additional insured parties. Additionally, where applicable, each policy shall contain a cross-liability and severability of interest clause.

              (b) Landlord shall secure, pay for and maintain during the term of the Lease insurance on the Premises against loss by fire, with extended coverage for not less than one hundred percent (100%) of its replacement value above foundations, excluding contents, and will keep such insurance in full force and effect during the entire term and any renewal term of the Lease.

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

             (c) Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against any other tenant or occupant in the Property and against the officers, employees, agents, representatives, customers and business visitors of such other party or of such other tenants or occupants, for loss of or damage to such waiving party or its property or the property of others under its control, arising from any cause insured against under any policy of insurance required to be carried at the time of such loss or damage. The foregoing wavier shall be effective whether or not a waiving party shall actually obtain and maintain the insurance which such waiving party is required to obtain and maintain pursuant to the Lease (or any substitute thereof). Landlord and Tenant shall, upon obtaining the policies of insurance which they are required to maintain under the Lease, give notice to their respective insurance carrier(s) that the foregoing mutual waiver of subrogation is contained in the Leases.

             (d) Without limitation of the indemnification provisions contained in the Lease, to the fullest extent permitted by law, Tenant agrees to indemnify protect, defend and hold harmless, the parties listed, or required by, the Lease to be named as additional insureds, Landlord's contractors, Landlord's architects, and their respective beneficiaries, partners, directors, officers, employees and agents, from and against all claims, liabilities, losses, damages and expenses of whatever nature arising out of or in connection with the Work as defined in Subsection B herein, or the entry of Tenant or Tenant's contractors into the Building and the Premises, including, without limitation, mechanic's liens, the cost of any repairs to the Premises or Building necessitated by activities of Tenant or Tenant's contractors, bodily injury to persons (including, to the maximum extent provided by law, claims arising under the Illinois Structural Work Act) or damage to the property of Tenant, its employees, agents, invitees, licensees or others. It is understood and agreed that the foregoing indemnity shall be in addition to the insurance requirements set forth above and shall not be in discharge of or in substitution for same or any other indemnity or insurance provision of the Lease.

     EXCULPATION OF LANDLORD. Notwithstanding anything to the contrary contained in the Lease, Rider or exhibit, it is expressly understood and agreed by and between the parties hereto that:

             (a) The recourse of Tenant or its successors or assigns against Landlord with respect to the alleged breach by or on the part of Landlord of any representation, warranty, covenant, undertaking or agreement contained in the Lease or the Rider (collectively, "Landlord's Lease Undertakings") shall extend only to Landlord's interest in the real estate of which the Premises demised under these Lease Documents are a part (hereinafter, "Landlord's Real Estate") and not to any other assets of Landlord or its beneficiar(y) (ies);

             (b) Except to the extent of Landlord's interest in Landlord's Real Estate, no personal liability or personal responsibility of any sort with respect to any of Landlord's

      Lease Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against, Landlord, its beneficiar(y) (ies), or against any of their respective directors, officers, employees, agents, constituent partners, beneficiaries, trustees or representatives.

     TENANT WORK.

     PRE-CONSTRUCTION ACTIVITIES.

              (a) On or before November 30, 1994, 19__, Tenant shall submit the following information and items to Landlord for Landlord's review and approval:

                 (i) Evidence satisfactory to Landlord in all respects of Tenant's ability to pay the cost of the Work as and when payments become due.

                 (ii) The names and addresses of Tenant's contractors (and said contractors' subcontractors) and materialmen to be engaged by Tenant for the Work (individually, a "Tenant Contractor", and collectively, "Tenant's Contractors"). Landlord has the right to approve or disapprove all or any one or more of Tenant's Contractors.

                 (iii) Certified copies of insurance policies or certificates of insurance as hereinafter described. Tenant shall not permit Tenant's Contractors to commence work until the required insurance has been obtained and certified copies of policies or certificates have been delivered to Landlord.

                 (iv) The Plans (as hereinafter defined) for the Work, which Plans shall be subject to Landlord's approval in accordance with Paragraph 1(b) below.

            Tenant will update such information and items by notice to Landlord of any changes

                 (b) As used herein, the term "Approved Plans" shall mean the Plans (as hereinafter defined), as and when approved in writing by Landlord. As used herein, the term "Plans" shall mean the full and detailed architectural and engineering plans and specifications covering the Work (including, without limitation, architectural, mechanical and electrical working drawings for the Work and all proposed signs). The plans shall be subject to Landlord's approval and the approval of all local governmental authorities requiring approval of the work and/or the Approved Plan. Landlord agrees not to unreasonably withhold its approval of said Plans; provided, however, that Landlord shall not be deemed to have acted unreasonably if it withholds its approval of the Plans because in Landlord's reasonable opinion: the Work as shown in the Plans is likely to adversely affect Building systems, the structure of the Building or the safety of the

      Building and/or its occupants; the Work as shown on the Plans might impair Landlord's ability to furnish service to Tenant or other tenants; the Work would adversely affect the appearance of the Building; the Work might adversely affect another tenant's premises; or the Work is prohibited by any mortgage or trust deed encumbering the Building. The foregoing reasons, however shall not be exclusive of the reasons for which Landlord may withhold consent, whether or not such other reasons are similar or dissimilar to the foregoing. The Plans shall also be revised, and the work shall be changed, all at Tenant's cost and expense, to incorporate any work required in the Premises by any local governmental field inspector. Landlord's approval of the Plans shall lin no way be deemed to be (i) an acceptance or approval of any element therein contained which is in violation of any applicable laws, ordinances, regulations or other governmental requirements, or (ii) an assurance that work done pursuant to the Approved Plans will comply with all applicable laws (or with the interpretations thereof) or satisfy Tenant's objectives and needs. If Landlord fails to approve the Plans as submitted by Tenant, and Landlord and Tenant are unable to reasonably agree to modifications to such Plans so that Landlord will approve the Plans, Tenant shall have the option to cancel the Lease and shall be released from all subsequent obligations thereunder.

           (c) No Work shall be undertaken or commenced by Tenant in the Premises until (i) Tenant has delivered, and Landlord has approved, all items set forth in Paragraph 1(a) above, (ii) all necessary building permits have been applied for and obtained by Tenant, and (iii) proper provision has been made by Tenant for payment in full of the cost of the Work, which is satisfactory to Landlord.

      2. DELAYS. Tenant shall be responsible for Rent and all other obligations set forth in the Lease from the Commencement Date, and no delay in completion of the Work shall relieve Tenant of any of its obligations under the Lease.

      3. CHANGE ORDERS. All changes to the Approved Plans requested by Tenant must be approved by Landlord in advance of the implementation of such changes as part of the Work. All delays caused by Tenant-initiated change orders, including, without limitation, any stoppage of work during the change order review process, are solely re responsibility of Tenant. All increases in the cost of the Work resulting from such change orders shall be borne by Tenant.

      4. STANDARDS OF DESIGN AND CONSTRUCTION AND CONDITIONS OF TENANT'S PERFORMANCE. All work done in or upon the Premises by Tenant shall be done according to the standards set forth in this Paragraph 4, except as the same may be modified in the Approved Plans approved by or on behalf of Landlord and Tenant.

           (a) Tenant's Approved Plans and all design and construction of the Work shall comply with all applicable statutes, ordinances, regulations, laws, codes and industry standards, including, but not limited to, requirements of Landlord's fire insurance underwriters.

           (b) Tenant shall, at its own cost and expense, obtain all required building permits and occupancy permits. Tenant's failure to obtain such permits shall not cause a delay in the commencement of the Term or the obligation to pay Rent or any other obligations set forth in the Lease.

           (c) Tenant's Contractors shall be licensed contractors, possessing good labor relations, capable of performing quality workmanship and working in harmony with Landlord's contractors and subcontractors and with other contractors and subcontractors in the Building. All work shall be coordinated with any other construction or other work in the Building in order to not adversely affect construction work being performed by or for Landlord or its tenants.

           (d) Landlord shall have the right, but not the obligation, to perform, on behalf of and for the account of Tenant, subject to reimbursement by Tenant, any work which pertains to patching the Work and other work in the Building.

           (e) Tenant shall use only new, first-class materials in the Work, except where explicitly shown in the Approved Plans. All Work shall be
      done in   a good and workmanlike manner.  Tenant shall obtain
      contractors' warranties of at least one (1) year duration from the completion of the Work against defects in workmanship and materials on all work performed and equipment installed in the Premises as part of the Work.

           (f) Tenant and Tenant's Contractors shall make all efforts and take all steps appropriate to assure that all construction activities undertaken comport with the reasonable expectations of all tenants and do not unreasonably interfere with the operation of the Building or with other tenants and occupants of the Building. In any event, Tenant shall comply with all reasonable rules and regulations existing from time to time at the Building. Tenant and Tenant's Contractors shall take all precautionary steps to minimize dust, noise, and construction traffic, and to protect their facilities nd the facilities of others affected by the Work and to properly police same. Construction equipment and materials are to be kept within the Premises and delivery and loading of equipment and materials shall be done at such locations and at such time as Landlord shall direct so as not to burden the construction or operation of the Building. If and as required by Landlord, the Premises shall be sealed off from the balance of the office space on the floor(s) containing the Premises so as to minimize the dispersement of dirt, debris and noise.

           (g) Landlord shall have the right to order Tenant or any of Tenant's Contractors who violate the requirements imposed on Tenant or Tenant's Contractors in performing work to cease work and remove its equipment and employees from the

      Building. No such action by Landlord shall cause an abatement of Tenant's obligation to pay Rent or any other obligations herein set forth.

           (h) Utility costs or charges for any service to the Premises shall be the responsibility of Tenant from the date Tenant is obligated to commence or commences the Work and shall be paid for Tenant at Landlord's
      standard rates then in effect.   Tenant shall apply and pay for all
      utility meters required. Tenant shall pay for all support services provided by Landlord's Contractors at Tenant's request or at Landlord's discretion resulting from breaches or defaults by Tenant under this Rider. Tenant shall arrange and pay for removal of construction debris and shall not place debris in the Building's waste containers.

           (i) Tenant shall permit access to the Premises, and the Work shall be subject to inspection, by Landlord and Landlord's architects, engineers, contractors and other representatives, at all times during the period in which the Work is being constructed and installed and following completion of the Work.

           (j) Tenant shall proceed with its work expeditiously, continuously and efficiently,and shall use its best efforts to complete the same on or before 365 days after the Commencement Date of the Lease.

           (k) Tenant shall have no authority to deviate from the Approved Plans in performance of the Work, except as authorized by Landlord and its designated representative in writing. Tenant shall furnish to Landlord "as-built" drawings of the Work within thirty (30) days after completion of the Work.

           (l) Landlord shall have the right to run utility lines, pipes, conduits, duct work and component parts of all mechanical and electrical
      systems   where necessary or desirable through the Premises, to repair, alter, replace or remove the same, and to require Tenant to install and maintain proper access panels thereto.

           (m) Tenant shall impose on and enforce all applicable terms of this Rider against Tenant's architect and Tenant's Contractors.


      5.   MISCELLANEOUS.

           (a) The Tenant has inspected the Premises and accepts them as is and where is. The Landlord makes no representations or warranty whatsoever as to the condition of the Premises or the construction conditions which may be discovered during he performance of this work. Additionally, Tenant acknowledges and agrees that it shall bear the cost of improvements to the Premises and the cost of installation, maintenance and repair of all mechanical systems, including electrical, HVAC and plumbing necessary to use the Premises. Tenant shall also bear the cost of all improvements to the Building, if any, necessary to use the Premises. Tenant shall also bear the costs of all improvements to the Building, if any, necessitated by the use of the Premises as contemplated herein.

           (b) Notices under this Rider shall be given in the same manner as under the Lease.

           (c)  The headings set forth herein are for convenience only.

           (d) This Rider sets forth the entire agreement of Tenant and Landlord regarding the Work. The Lease and this Rider may only be amended if in writing, duly executed by both Landlord and Tenant.

           (e) All amounts due from Tenant hereunder shall be deemed to be Rent due under the Lease.

     IN WITNESS WHEREOF, this Rider is executed simultaneously with the execution of the Lease.

                                     LANDLORD:

                                     ______________________________

                                     By:___________________________
                                        Its:_______________________



                                     TENANT:

                                     By:___________________________
                                        Its:_______________________

                                  EXHIBIT D


The schedule which follows will serve to detail the annual rental payments applicable during years one through five of this lease agreement.

Gross 1200 FT @ $18.00


Year One           $  9,600.00           Monthly          $   800.00
Year Two           $ 11,604.00           Monthly          $   967.00
Year Three         $ 12,600.00           Monthly          $ 1,050.00
Year Four          $ 15,600.00           Monthly          $ 1,300.00
Year Five          $ 18,600.00           Monthly          $ 1,550.00


                                     D-1